THE STEPHAN CO.
              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                       To Be Held July , 2000

To the Stockholders:

          The Annual Meeting of the Stockholders of The Stephan
Co. (the "Company") will be held on July ,2000, at 10 A.M., local time, at __________________________________________, for the following purposes:

          1.     To elect two Class II members of the Company's
     Board of Directors;

          2.     To extend the Company's 1990 Key Employee Stock
     Incentive Plan, as amended, for an additional ten (10) years;

          3.     To extend the Company's 1990 Non-Employee
     Directors' Stock Option Plan, as amended, for an additional ten (10) years; and

          4. To transact such other business as may properly come before the annual meeting or any adjournment(s) thereof.

          The Company's Board of Directors has fixed the close of business on June ,2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Company's 2000 Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                       By Order of the Board of Directors




                       PETER FEROLA
                       Secretary

                       June  ,2000

YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.



                          PROXY STATEMENT
                          THE STEPHAN CO.

                   Annual Meeting of Stockholders
                      To Be Held on July  ,2000



                        GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Stephan Co. (the "Company"), a Florida corporation, for use at its 2000 Annual Meeting of Stockholders to be held on July ,2000 and at any adjournment(s) thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting is to be held at ________________________________________, at 10 A.M., local time.

     The principal executive offices of the Company are located at 1850 West McNab Road, Fort Lauderdale, Florida 33309
(telephone no. 954-971-0600).  The enclosed proxy card and this proxy statement are being first sent to stockholders of the
Company on or about June         ,2000.

Quorum; Received Votes; Solicitation and Revocation.

     Proxies in the form enclosed are being solicited by, or on behalf of, the Company's Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. If a quorum, consisting of the presence (in person or by proxy) of holders of a majority of the outstanding shares of common stock, $.01 par value, of the Company (the "Common Stock"), exists at the Meeting, (i) the Class II directors shall be elected by the affirmative vote of a plurality of the shares of Common Stock cast at the Meeting; (ii) approval to extend, for an additional ten years, each of the Company's 1990 Key Employee Stock Incentive Plan, as amended, and the Company's 1990 Non-Employee Directors' Stock Option Plan, as amended, shall require the approval of a majority of the votes cast in respect of such proposal at the Meeting; and (iii) approval of any other matters which may properly come before the Meeting shall, subject to applicable law, be approved if the number of votes cast in favor of the matter at the Meeting exceeds the number of votes cast opposing such matter at the Meeting. With regard to Proposal I, votes may be cast in favor of, or withheld from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of the quorum.

                                1

     Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from the beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors, Proposal I, but may not vote on Proposal II and Proposal III. A failure by brokers to vote those shares will have no effect on Proposal II and Proposal III as approval of Proposals II and III require a majority of the votes cast. Any abstentions will have the same effect as votes against the proposal.

     Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted "FOR" the election of the two nominees for directors named herein in the class as set forth herein and "FOR" proposals 2 and 3. Proxies solicited by the Board of Directors will be voted for the election of the two nominees named herein, each to serve until the expiration of his term, or until his successor has been duly elected and qualified.

     In the event that any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by duly executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

     The solicitation of proxies will be made primarily by mail but, in addition, may be made by directors, officers and employees of the Company personally or by telephone or telegraph, without extra compensation therefor. Brokers, nominees and fiduciaries will be reimbursed for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners.
The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, which contains audited financial statements, is being mailed with this proxy statement to all persons who were stockholders of record as of the close of business on June ,2000. Additional copies of the Annual Report will be provided free of charge upon written request to the Company, at 1850 West McNab Road, Fort Lauderdale, Florida 33309, Attn.: Secretary.

                                   2

Record Date; Voting

     The Company's Board of Directors has fixed the close of business on June ,2000 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on the Record Date, an aggregate of 4,567,357 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.


                          SECURITY OWNERSHIP

Security Ownership by Certain Beneficial Owners

     The following table sets forth, as of the Record Date, certain information as to the stockholders (other than directors, nominees and executive officers of the Company) which are known by the Company to beneficially own more than 5% of the Common Stock (based solely upon filings by said holders with the Securities and Exchange Commission on Schedule 13G pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act")):


                                  Number of Shares
Name and Address                  Beneficially        Percent
of Beneficial Owner               Owned (1)           of Class

FMR Corp.(2)                         329,500              7%
82 Devonshire St.
Boston, Mass. 02109-7614

Dalton, Greiner, Hartman,            277,600              6%
Maher & Company
1100 Fifth Avenue South,
Ste. 301
Naples, FL  34102

Dimensional Fund Advisors,Inc.(3)    238,200	             5%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

     (1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Exchange Act.

     (2) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is a beneficial owner of

                                     3

the shares reflected above as a result of acting as a registered investment adviser to various registered investment companies. One such company, Fidelity Low-Priced Stock Fund, owns the shares of Common Stock reflected above. FMR Corp., through its control of Fidelity, has sole voting power with respect to none of the above indicated shares and sole power to dispose of all the above indicated shares.

     (3)	Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to herein as the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company indicated above that are owned by the Funds. All shares reported in the above table are directly owned by the Funds. Dimensional disclaims beneficial ownership of such shares.


Ownership by Management

     The following table sets forth, as of the Record Date, certain information concerning beneficial ownership of Common Stock by each nominee for election as a director of the Company (both of whom are currently directors of the Company), each other director, the Named Executives, as defined below, and all current directors of the Company and executive officers of the Company as a group (based solely upon information furnished by such persons):

                                      Number of Shares
     Name and Address                 Beneficially        Percent
     of Beneficial Owner (1)          Owned(1)(2)         of Class

Thomas M. D'Ambrosio . .. . . . . .  226,714	             4.96%
John DePinto . . . . . . . . . . . .  133,514	            2.90%
Frank F. Ferola. . . . . . . . . . .  712,435 (4)(5)	    15.00%
Curtis Carlson . . . . . . . . . . .   20,248	              (3)
Leonard Genovese . . . . . . . . . .   16,186	              (3)
Shouky Shaheen . . . . . . . . . . .  317,182             6.93%
Peter Ferola . . . . . . . . . . . .   65,000             1.40%
David Spiegel. . . . . . . . . . . .    5,000               (3)
Franc Ferola . . . . . . . . . . . .   65,000             1.40%
Sam Lazar. . . . . . . . . . . . . .        0               (3)
Lucille Murphy . . . . . . . . . . .   22,500               (3)
John Incitti . . . . . . . . . . . .    3,000               (3)
Gerald Kotch . . . . . . . . . . . .        0               (3)
All executive officers and directors
  as a group (13 persons). . .  . . 1,586,779            31.80%

     (1)	Beneficial ownership, as reported in the above table, has
been determined in accordance with Rule 13d-3 under the Exchange Act.

                                     4

Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. The business address of each person, for purposes hereof, is c/o The Stephan Co., 1850 West McNab Road, Fort Lauderdale, Florida 33309.

     (2)	Includes the following shares that may be acquired upon the
exercise of options held by the specified person within 60 days of the Record Date: Mr. Thomas D'Ambrosio - 10,000; Mr. John DePinto - 25,310; Mr. Frank Ferola - 180,000; Mr. Curtis Carlson - 20,248; Mr. Leonard Genovese - 15,186; Mr. Shouky Shaheen - 10,124; Mr. Peter Ferola -
65,000; Mr. David Spiegel - 5,000; Mr. Franc Ferola - 65,000; Ms.
Lucille Murphy - 22,500; and all executive officers and directors as a group - 418,368.

     (3)	Represents less than 1%.

     (4) Does not include 79,195 shares covered by options granted to Mr. Ferola, whose exercise is contingent on certain increases in the trading price of the Common Stock, as more fully set forth in "Executive Compensation" below.

     (5) Includes 14,805 shares owned by Mr. Frank Ferola's personal charitable foundation, of which Mr. Ferola is a co-trustee.


               PROPOSAL I:   ELECTION OF DIRECTORS

     The Company's directors are elected on a staggered basis, with each class of director consisting of one-third of the entire Board of Directors, and standing for re-election for a three-year period.
The Company's By-Laws provide that the number of directors shall be set from time to time by resolution of the Board of Directors and must be a minimum of one. The Board of Directors has, by resolution, set the size of the Board at six members. Only Class II directors are being elected at the Meeting. Each of the two Class II nominees listed below has consented to being named in this proxy statement and to serving as a Class II director if elected. In the unexpected event that either of such nominees should become unable to or for good cause will not serve, it is intended that proxies will be voted for substitute Class II nominee(s) designated by the current Board of Directors. The Board has no reason to believe that either of the named Class II nominees will be unable or unwilling to stand for election. Each of the two Class II nominees for director were elected at the 1998 annual meeting, at which meeting the Company's stockholders approved the staggered board.

     Class I and Class III directors are not being elected at the Meeting.

     At the Meeting, the shares of Common Stock represented by the proxies

                                     5

in the accompanying form, unless otherwise specified, will be voted FOR the election of each of the two Class II nominees listed on the accompanying proxy card. Proxies cannot be voted for a greater number of persons than the two Class II nominees named thereon. Directors will be elected by a plurality of the affirmative votes cast by the holders of shares of Common Stock at the Meeting (assuming a quorum exists).

Set forth below is certain information with respect to the Class II nominees for election as directors of the Company at the Meeting and the Class I and Class III directors of the Company (based solely on information furnished by such persons):


                           Year of        Principal
                   Age     First          Occupation(s)During
                  (as of   Election as    Past Five Years;
Name              6-1-00)  a Director     Other Directorships

Class II nominees

Leonard             65       1997        For more than the five years
Genovese (1)(2)                          through June 14, 1999, when he
                                         retired, Mr. Genovese was
                                         Chairman and Chief Executive
                                         Officer of Genovese Drug,
                                         Inc., an American Stock
                                         Exchange listed company. Mr.
                                         Genovese remains a director of
                                         two other publicly traded
                                         companies: Kellwood Company
                                         and Roslyn Bancorp, as well as
                                         Eckerd Drug, a wholly-owned
                                         subsidiary of JC Penney Co.


Curtis             47       1996         For more than the last five
Carlson (1)                              years, senior partner in his own
                                         law firm.  Currently, senior partner
                                         in the Miami-based law firm of
                                         Payton & Carlson, P.A.

Class I

John DePinto       82       1981         Retired executive for more
(1)(2)			                                than the last five years.

Shouky A.          70       1998         For more than the past five
Shaheen (2)                              years, President of Shaheen
                                         and Co.  Mr. Shaheen is also
                                         the former owner of Morris

                                      6

                                         Flamingo, L.P., which was
                                         acquired by the Company in
                                         March 1998.

The Class I directors are subject to election at the annual meeting to be held in the year 2002.

Class III

Frank F.           57       1981         For more than the past five
Ferola                                   years, Chairman of the Board,
                                         President and Chief Executive
                                         Officer of the Company.

Thomas M.	         70       1981         For more than the past five
D'Ambrosio(3)                            years, Vice President and,
                                         Treasurer of the Company;
                                         practicing attorney.

The Class III directors are subject to election at the annual meeting to be held in the year 2001.

     (1)  Member of the Audit Committee.

     (2)  Member of the Stock Option and Compensation Committee.

     (3) Mr. D'Ambrosio has stated that he intends to devote approximately 30% of his business time to the affairs of the Company.

     The Board of Directors unanimously recommends a vote "FOR" the election of the two Class II nominees named above as directors of the Company.

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In fiscal year 1999, the Company paid to Carlson & Associates, P.A., a law firm of which Curtis Carlson was a partner, approximately
$145,000 for legal services rendered by such firm to the Company. The Company also paid $4,500 per month as a retainer to Thomas D'Ambrosio, a director of the Company, for legal services rendered.

Board of Directors; Committees of the Board

     The Board of Directors met 8 times during fiscal year 1999. During fiscal year 1999, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served. The Board has established two standing committees, consisting of an Audit Committee, and a Stock Option and Compensation Committee.
The current functions of such committees are as follows:

                                    7

     The Audit Committee, which held one meeting during fiscal 1999, reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company, and for making recommendations to the Board of Directors with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Curtis Carlson. The members of this Committee are Leonard Genovese and John DePinto.

     The Stock Option and Compensation Committee (the "Compensation Committee"), which held various informal meetings, has primary responsibility for the administration of the Company's 1990 Key Employee Stock Incentive Plan, including primary responsibility for the granting of options thereunder. The Compensation Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the executive compensation plan developed to execute the Company's compensation strategy. The Chairman of the Compensation Committee is Shouky Shaheen.


Compensation of Directors

     All directors of the Company are compensated for their services by payment of $300 for each Board Meeting attended.

     During fiscal 1999, options to purchase an aggregate of 20,248 shares of Common Stock, at an exercise price of $4.18 per share were granted by the Company to the four directors of the Company who were not employees or regularly retained consultants of the Company (each, an "Outside Director") pursuant to the Company's 1990 Outside Directors' Stock Option Plan.

     Under such Plan, each Outside Director is automatically granted, upon such person's election or re-election to serve as a director of the Company, an option exercisable over five years, to purchase shares of Common Stock. Upon initial election to the Board of Directors, an Outside Director is granted an option to purchase 5,062 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. An option to purchase an additional 5,062 shares of Common Stock (at an exercise price equal to the fair market value of such Common Stock on the date of such grant) is granted to each incumbent Outside Director during each fiscal year of the Company thereafter on the earlier of (i) June 30, or (ii) the date on which the stockholders of the Company elect directors at an annual meeting of such stockholders or any adjournment thereof. The aggregate number of shares of Common Stock reserved for grant under the Outside Directors' Stock Option Plan (as adjusted for stock splits) is 202,500, of which options covering 121,116 shares have been granted.

                                     8

Executive Officers

     The executive officers of the Company consist of Mr. Frank F.
Ferola, President, Chairman of the Board and Chief Executive Officer; Thomas M. D'Ambrosio, Vice President and Treasurer; David A. Spiegel, Chief Financial Officer; Peter Ferola, Vice President/Administration and Secretary; Lucille Murphy, President of Old 97 Company, a wholly-owned subsidiary of the Company; Franc Ferola, Vice President/Operations;
Gerald Kotch, President of Trevor Sorbie of America, Inc., a wholly-owned subsidiary of the Company; Mr. John Incitti, President of Williamsport Barber and Beauty Supply Corporation, a wholly-owned subsidiary of the Company; and Samuel Lazar, President of Scientific Research Products, Inc. of Delaware, a wholly-owned subsidiary of the Company.

     The following sets forth certain information with respect to the executive officers of the Company who are not also directors (based solely on information furnished by such persons):

     Mr. David A. Spiegel, 52, was appointed as Chief Financial Officer in January 1994. For more than the five years prior to 1994, Mr. Spiegel was the independent public accountant for the Company.

     Mr. Peter Ferola, 31, was appointed as Vice President/Administration in January 1996. For more than the past five years, Mr. Ferola has been employed by the Company in various capacities. In February 1997, Mr. Ferola was selected as Secretary of the Company. Mr. Ferola had previously been the Company's Assistant Secretary.

     Ms. Lucille Murphy, 52, was appointed as President of Old 97 Company in January 1996. For more than the past five years Ms. Murphy has been employed by Old 97 Company, a wholly-owned subsidiary of the Company.

     Mr. Sam Lazar, 54, was appointed as President of Scientific Research Products, Inc. of Delaware, a wholly-owned subsidiary of the Company, in April 1994, when such company was acquired by the Company, a position which he had held for over five years prior to the acquisition.

     Mr. John Incitti, 55, was appointed as President of Williamsport Barber and Beauty Corporation, a wholly-owned subsidiary of the Company, in August 1997. For more than the past five years, Mr. Incitti has been employed by the Company.

     Mr. Franc Ferola, 34, was appointed as Vice President/Operations in January 1996. For more than the past five years, Mr. Ferola has been employed by the Company in various capacities.

                                    9

     Mr. Gerald Kotch, 64, was appointed as President of Trevor Sorbie of America, Inc., a wholly-owned subsidiary of the Company, in March 1998, to fill the vacancy caused by the resignation of Charles V. Hall. For more than five years prior thereto, Mr. Kotch was Vice President of Styling Research Corporation.

     Peter Ferola and Franc Ferola are brothers and are the sons of Frank F. Ferola.



EXECUTIVE COMPENSATION

     The following table sets forth information for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, with respect to compensation earned by the Company's Chief Executive Officer and the seven other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries during 1999 (the "Named Executives").

                                 10

Summary Compensation Table

                                                              Long-Term
               Annual Compensation	                        Compensation
Name and                                 Other	    Securities
Principal   Fiscal                       Annual    Underlying    All Other
Position(s)  Year    Salary   Bonus   Compensation Options(#)   Compensation


Frank F.     1999   $514,250     $0        $0         50,000(2)      $0
Ferola,      1998   $467,500     $0        $0         80,000         $0
President,   1997   $425,000     $0        $0         59,195(1)      $0
Chairman of
the Board
and Chief
Executive Officer

David        1999   $134,137     $0        $0           -0-          $0
Spiegel,     1998   $108,272     $0        $0           -0-          $0
Chief        1997   $100,000  $15,000      $0           -0-          $0
Financial Officer

Franc	       1999   $137,500     $0        $0         10,000(2)      $0
Ferola,      1998   $125,000     $0        $0         35,000         $0
Vice         1997   $ 85,542  $25,000      $0         10,000(2)      $0
President/
Operations

Sam Lazar,   1999   $141,250     $0        $0           -0-          $0
President,   1998   $141,259     $0        $0           -0-          $0
Scientific   1997   $134,456     $0        $0           -0-          $0
Research
Products, Inc.
of Delaware

Lucille      1999   $137,500     $0        $0           -0-          $0
Murphy       1998   $125,000     $0        $0           -0-          $0
President/   1997   $ 79,310  $25,000      $0           -0-          $0
Old 97 Company

John         1999   $ 87,403  $22,821      $0           -0-          $0
Incitti      1998	  $ 92,400  $20,130      $0           -0-          $0
President/   1997   $ 85,891  $18,310      $0           -0-          $0
Williamsport B&B

Peter        1999   $137,500     $0        $0        10,000(2)       $0
Ferola, Vice 1998   $125,000     $0        $0        35,000          $0
President/   1997   $ 85,542  $25,000      $0        10,000(2)       $0
Administration

Gerald L.    1999   $124,040     $0        $0           -0-          $0
Kotch        1998   $ 95,963     $0        $0           -0-          $0
President/
Trevor Sorbie
of America

__________________________________________________________________________

     (1) Includes the grant of options covering an aggregate of 9,195 shares of Common Stock, whose exercise is contingent on certain increases in the trading price of the Common Stock. See- "Employment and Termination Arrangements."

                                     11

     (2) Reflects options granted pursuant to employment agreements.


Stock Option Grants in the Last Fiscal Year

The following table sets forth certain information concerning stock options granted to the Chief Executive Officer and those other Named Executives who received stock options in fiscal year 1999.

                                                            Potential
Realizable
                      Percentage                          Value At Assumed
Annual
          Number of   of Total                     Rates of Stock Appreciation
          Securities  Options Granted                    for Option Term (2)
          Underlying  to Employees  Exercise
          Options     in Fiscal     Price Per  Expiration
Name      Granted(#)  Year(%)       Share($)   Date         5%        10%

Frank F.
Ferola    50,000(1)    71.0%        $10.25   1/01/2009   $834,808  $1,329,293

Peter
Ferola    10,000(1)    14.5%        $10.25   1/01/2009   $166,961  $ 265,858

Franc
Ferola    10,000(1)    14.5%        $10.25   1/01/2009   $166,961  $ 265,858



     (1) Options granted pursuant to applicable employment agreements.

     (2) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rates shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect any estimate or prediction by the Company of future Common Stock trading prices.

For the 1990 Key Employee Stock Incentive Plan, as of April 15, 2000, 496,695 Options have been granted, and are currently outstanding, to the Named Executives and 674,895 Options have been granted over the history of the Plan to all employees, including current officers who are not executive officers, as a group. Non-employee directors of the Company are not granted Options under the 1990 Key Employee Stock Incentive Plan but rather, are granted Options under the 1990 Outside Directors' Stock Option Plan. See Proposal III.

Year-End Option Values

     The following table sets forth certain information as of

                                     12

December 31, 1999, in respect of the year-end number and value of unexercised stock options held by the Chief Executive Officer and the other Named Executives. The Chief Executive Officer and other Named Executives did not exercise any stock options in fiscal year 1999.
The table also includes the value of the "in-the-money" unexercised stock options which reflects the spread between the exercise price of the existing stock options and the year-end price of the Common Stock.


                                                             Value of
                    Number of                          Unexercised In-the-
                Unexercised Options                      Money Options at
             Held at December 31, 1999               at December 31, 1999(1)

Name       Exercisable     Unexercisable         Exercisable    Unexercisable

Frank F.
Ferola        30,000         129,195(2)              $0              $0

Peter
Ferola        55,000          10,000                 $0              $0

David A.
Spiegel        5,000               0                 $0              $0

Thomas
D'Ambrosio    10,000               0                 $0              $0

Lucille
Murphy        22,500               0                 $0              $0

Franc
Ferola        55,000          10,000                 $0              $0


     (1) Based on the closing price of the Common Stock on December 31, 1999 ($3.75).

     (2) Includes options covering 79,195 shares of Common Stock whose exercise is contingent on certain increases in the trading price of the Common Stock, and includes options for 80,000 shares of Common Stock which did not vest until January 1999. See - "Employment and Termination Arrangements."



Employment and Termination Arrangements

     In January 1997, the Company entered into an employment agreement with Mr. Ferola. The term of the agreement is three years, expiring in January 2000. Under such agreement, Mr. Ferola is to receive compensation in the amount of $425,000 per annum, subject to an annual increase of 10%, and an annual stock option grant of 50,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Mr. Ferola is entitled to

                                     13

receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share, as determined, by comparison to a base year of 1996, pursuant to a formula set forth in the employment agreement.

     In the event of a change in control (as defined in the employment agreement) of the Company, Mr. Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional 24 months' salary. In addition, upon such an event, Mr. Ferola will receive from the Company, by a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus two. In 1999, pursuant to the terms of his employment agreement, Mr. Ferola renewed his agreement with the Company for an additional three-year term.

      In 1996, Mr. Frank Ferola conditionally relinquished $335,000 (approximately 50%) of the 1995 annual bonus to which he was otherwise entitled. In consideration thereof, the Compensation Committee awarded him a five-year option to purchase 70,000 shares of Common Stock, whose exercise is contingent on the Common Stock trading for 20 consecutive business days at a price of at least $19.175, a 30% increase over its price on the date of grant ($14.75). If this condition were met, Mr. Ferola would also receive a cash payment of $335,000, as a result of the increased stock price.

     In 1997, Mr. Ferola conditionally relinquished $100,000 of the 1996 annual bonus to which he was otherwise entitled. In consideration thereof, the Compensation Committee awarded him a five-year option to purchase 9,195 shares of the Common Stock, whose exercise is contingent on the Common Stock trading for 20 consecutive business days at a price of at least $14.138, a 30% increase over its price on the date of grant ($10.875). If this condition were met, Mr. Ferola would also receive a cash payment of $100,000, as a result of the increased stock price.

     In January 1996, the Company entered into an employment agreement with Mr. Peter Ferola, effective for three years until January 1999. Pursuant to such agreement, Peter Ferola received compensation of $77,765 per annum subject to an annual increase of 10% and an annual stock option grant of 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Peter Ferola was entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share calculated by comparison to a base year of 1995, as determined by a formula set forth in his employment agreement. In 1998 Peter Ferola unconditionally relinquished $20,000 of his 1997 annual bonus to which he was otherwise entitled.

                                     14

     In July 1998, the Company entered into an amended employment agreement with Peter Ferola. Such amendment extended the term of the agreement to January 2001 and increased Peter Ferola's base salary to $125,000 per annum. In addition, for the remaining term of the agreement, Mr. Ferola's performance bonus based on Company earnings is to be calculated using a base year of 1997.

     In the event of a change in control (as defined in the employment agreement) of the Company, Peter Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, upon such an event, Peter Ferola is entitled to receive from the Company, by a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus one.

     In January 1996, the Company entered into an employment agreement with Ms. Lucille Murphy, effective for three years until January 1999. Pursuant to such agreement, Ms. Murphy received compensation of $72,100 per annum subject to an annual increase of 10%. Under the terms of the contract, Ms. Murphy was also entitled to an annual bonus, the amount of which was to be determined each year by the Compensation Committee.

     In July 1998, the Company entered into an amended employment agreement with Ms. Murphy. Such amendment extended the term of the agreement to January 2001 and increased Ms. Murphy's base salary to $125,000 per annum.

     In the event of a change in control (as defined in the employment agreement) of the Company, Ms. Murphy is entitled to receive an amount equal to her base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, upon such an event, Ms. Murphy is entitled to receive from the Company, by a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of her agreement plus one.

     In January 1996, the Company entered into an employment agreement with Mr. Franc Ferola, effective for three years until January 1999. Pursuant to such agreement, Franc Ferola received compensation of $77,765 per annum subject to an annual increase of 10% and an annual stock option grant of 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Franc Ferola was entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share, as determined by a formula set forth in his employment agreement calculated by comparison to a base year of 1995. In 1998, Franc Ferola unconditionally relinquished $20,000 of his 1997 annual bonus to which he was otherwise entitled.

                                     15

     In July 1998, the Company entered into an amended employment agreement with Franc Ferola. Such amendment extended the term of the agreement to January 2001 and increased Franc Ferola's base salary to $125,000 per annum. In addition, for the remaining term of the agreement, Franc Ferola's performance bonus is to be calculated using a base year of 1997.

     In the event of a change in control (as defined in the employment agreement) of the Company, Franc Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, upon such an event, Franc Ferola is entitled to receive from the Company, by a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus one.

     In July 1998, the Company entered into a two-year employment agreement, commencing on April 1, 1998, with David Spiegel. Under the terms of the agreement, Mr. Spiegel is entitled to receive a base salary of $125,000 per annum with annual increases of 10%. Additionally, in the event of a change of control, Mr. Spiegel is entitled to receive the lesser of his salary for the remaining term of his contract or six months' salary payable by a lump sum. In addition, Mr. Spiegel is entitled to receive an amount equal to the most recent bonus paid to him divided by twelve and multiplied by the number of months remaining in his contract.


                 COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed entirely of non-employee directors. The Compensation Committee is responsible for reviewing and approving policies and programs pursuant to which compensation is paid or awarded to the Company's executive officers and key employees and for administration of the Company's 1990 Key Employee Stock Option Incentive Plan (the "Incentive Plan").


Compensation Strategy

     The Company's executive compensation program has been designed to (i) align executive compensation with stockholder interests, (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company's executive compensation package consists of the payment of base

                                     16

salary, annual bonus, and stock options awarded through participation in the Incentive Plan. The Compensation Committee reviews annually the compensation to be paid to the Company's executive officers. In making such review, the Compensation Committee evaluates information supplied by management. The Compensation Committee also participates in the negotiation of employment contracts, including provisions for salary and bonuses, with the Company's executive officers. Currently, pursuant to the Company's employment agreements with certain of its executive officers, each such executive officer receives a fixed annual base salary and certain of such executive officers, including the Chief Executive Officer, are entitled to receive a bonus amount determined by a formula based on the Company's net earnings per share for each fiscal year during the term of the agreement.


Base Salary

     Base salary for executive officers is generally determined by reference to written employment agreements between the Company and such executives. The Compensation Committee's policy is to negotiate salaries in relation to industry norms, the principal job duties and responsibilities undertaken by such executives, individual performance and other relevant criteria. A base salary comparison for the Company's Chief Executive Officers was made to a group of public companies which the Compensation Committee believes provides a meaningful comparison to the Company.
Several of these companies are included in the custom composite of companies in the Standard & Poor's Midcap Consumer Products Index. See "Stock Performance Chart" below. The base salary paid to the Company's Chief Executive Officer for fiscal year 1999 was in the middle of the range of base salary paid by such companies.


Annual Bonus

     Annual bonuses for the Chief Executive Officer and two other Named Executives (Peter Ferola and Franc Ferola) are determined by reference to specific bonus formulae set forth in written employment agreements between the Company and such officers. If the Company's net earnings per share increase by more than 10% compared to the executives' base years (i.e. 1996 for the Chief Executive Officer and 1997 for the two other Named Executives), the Chief Executive Officer is entitled to receive $20,000 and the two other Named Executives are each entitled to receive $5,000 for each 1% increase in net earnings per share above the 10% threshold. In addition, the Chief Executive Officer is entitled to receive a $100,000 bonus and the two other Named Executives are entitled to each receive a $25,000 bonus for reaching the 10% increase in net earnings per share compared to the base year. The Chief Executive Officer is also entitled

                                     17

to receive a $150,000 bonus payment and the two other Named Executives are entitled to each receive an additional $25,000 bonus payment upon the Company's attaining a 15% increase in net earnings per share compared to the base year. Payment of annual bonuses for other executives is at the discretion of the Compensation Committee.


Stock Options

     Long-term incentive compensation of executives is granted through participation in the Incentive Plan. The Incentive Plan permits the Company to grant stock options to executive officers at a price no less than 100% of the fair market value of the Common Stock on the date of the grant. In addition to contractual obligations, stock options are granted in the Compensation Committee's discretion to executive officers based upon its perception of the ability of such executive officers to influence the long-term growth and profitability of the Company.
The Compensation Committee believes that providing a portion of the executive's annual incentive compensation in the form of stock options encourages the officers to share with outside stockholders the goals of increasing the value of the Company's stock and contributing to the success of the Company.


Compensation Committee's Actions for Fiscal Year 1999

     After various informal meetings during 1999, The Stock Option and Compensation Committee decided not to award any stock option, grant salary increases, or bonuses to any of the named executives.

The Chief Executive Officer Compensation

     The Compensation Committee approved an employment agreement in 1997 for Mr. Frank F. Ferola. In approving such agreement, the Compensation Committee authorized a base annual salary of $425,000, an annual 10% increase in such salary, and an annual grant of options to purchase 50,000 shares of the Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant for Mr. Ferola. Based on the earnings formula described above, Mr. Ferola was not entitled to receive a bonus in fiscal 1999.


Section 162(m) Compliance

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to a public company for compensation over $1 million annually paid to its chief executive officer and four other most highly compensated executive officers. Qualifying performance based compensation will not be subject to the deduction

                                    18

limitation if certain requirements are met. The Compensation Committee's current policy is to structure the performance-based portion of the compensation of the Company's executive officers (currently consisting of stock option grants and cash bonuses) in a manner that complies with
Section 162(m) of the Code whenever practicable and appropriate, in the judgment of the Compensation Committee.

Members of the Compensation Committee:
Shouky Shaheen, Chairman
John DePinto
Leonard Genovese

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee conducted deliberations through various informal meetings concerning executive compensation during the last completed fiscal year. None of the Compensation Committee members are or ever were officers or employees of the Company. During the last fiscal year, none of the executive officers of the Company has served on the board of directors or on the Compensation Committee of any other entity, any of whose executive officers served on the Board of Directors of the Company.



Section 16(a) Beneficial Ownership Reporting Compliance

     As a public company, the Company's directors, executive officers and more than 10% beneficial owners are subject to reporting requirements under Section 16(a) of the Exchange Act. None of the Company's directors, executive officers or such 10% beneficial owners delinquently filed, to the Company's knowledge, any reports required under Section 16(a) of such Act during fiscal year 1999.


                                      19


                           STOCK PERFORMANCE CHART



























                   Dec-94  Dec-95  Dec-96  Dec-97  Dec-98  Dec-99

The Stephan Co.      $100    $123    $102    $106     $82     $31

S&P 500              $100    $138    $169    $226    $290    $351

Custom Composite     $100    $115    $120    $143    $143    $145
Index (10 stocks)

Custom Composite     $100    $296    $162     $74     $35     $52
Index (4 stocks)

     The 10 Stock Custom Composite is made up of the companies that comprised the S&P MidCap Consumer Products Index upon its termination in July, 1996. The 10 stocks are Carter-Wallace, Church & Dwight, A.T. Cross Co., Enesco Group Inc. (The Stanhome Inc.), First Brands Corp., Gibson Greetings Lancaster Colony, National Presto, Perrigo Co., and Tambrands Inc.
(thru the second quarter of 1997; Co. acquired).

     The 4 Stock New Custom Composite is made up of Carson Inc., Parlux Fragrances, Inc., Azurel Ltd. and Lamaur Corp.

                                     20


                   PROPOSAL II: APPROVAL AND ADOPTION
       OF THE COMPANY'S 1990 KEY EMPLOYEE STOCK INCENTIVE PLAN,
                              AS AMENDED


     In 1990, the Company's stockholders adopted the 1990 Key Employee Stock Incentive Plan (the "1990 Plan") providing for awards of Common Stock to certain employees. Pursuant to its current provisions, the 1990 Plan expired as of April 15, 2000.

     The Board of Directors believes that the Company would be at a disadvantage in attracting and retaining qualified and experienced persons to serve as officers and key employees were it limited in its ability to grant stock or stock-related incentive awards. Based on certain reviews it has conducted, the Company believes that the level and amount of awards it has granted in the past are consistent with those of other companies of the Company's size and nature of business.

     In light of the foregoing, the Board of Directors believes that the proposal to extend the 1990 Plan is in the best interests of the Company and its stockholders.

     The purpose of the 1990 Plan is to offer to the Company's key employees (including those of its subsidiaries) long-term performance-based stock and/or other equity interests in the Company, thereby enhancing the Company's ability to attract, retain and reward such key employees and to increase the mutuality of interests between those employees and the Company's stockholders. The Company believes that in connection with any potential acquisition, the opportunity for key employees of acquired companies to participate in the 1990 Plan would provide such employees with an incentive to remain with the Company following the acquisition.

     The 1990 Plan presently authorizes the granting of incentive awards for up to 870,000 shares of Common Stock, subject to adjustments as discussed below. As of April 15, 2000, approximately 35 officers and employees were granted options to purchase a total of 674,895 shares of Common Stock.
No other awards have been made under the 1990 Plan. If the 1990 Plan is extended and assuming that all outstanding options (including all unvested and contingent options) are exercised, 195,105 shares of Common Stock would be available for grant through stock option grants, restricted stock awards, deferred stock awards, and other stock-based awards.
The purpose of the amendment would be to extend the 1990 Plan for an additional ten years.

     The following summary of the 1990 Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 1990 Plan, as proposed to be amended, annexed hereto as Exhibit A.

                                     21

Summary of the Plan

     Incentive awards consist of stock options, restricted stock awards, deferred stock awards, and other stock-based awards as described below.
The shares of Common Stock available for incentive awards will be made available from either authorized and unissued shares or issued shares to be purchased or otherwise acquired by the Company. The 1990 Plan expired at the close of business on April 15, 2000. Officers and key employees of the Company and its subsidiaries (but excluding members of the Compensation Committee and any directors who receive options under the Outside Directors' Plan) are eligible to receive incentive awards ("Eligible Persons"). Approximately 40 officers and other employees are currently eligible to participate in the 1990 Plan.

     The 1990 Plan is administered by the Compensation Committee, which has the authority to determine the persons to whom awards will be granted, the number of awards to be granted and the specific term of each grant, subject to the provisions of the 1990 Plan.


Types of Incentive Awards

     Incentive and Nonqualified Options. The 1990 Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code and for options not qualifying as Incentive Options ("Nonqualified Options"), both of which may be granted with other stock-based awards available under the 1990 Plan. The Compensation Committee shall determine the Eligible Persons to whom Options (defined below) may be granted.

     Pursuant to the 1990 Plan, the Compensation Committee shall determine the exercise price for each share issued in connection with a grant of options (collectively referred to as "Options"), but the exercise price shall in all cases be not less than 100% of the fair market value of Common Stock on the date the Option is granted (or in the case of an Incentive Option granted to an Eligible Employee owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Compensation Committee may impose, in securities of the Company or through other cashless exercise mechanisms permitted by the Company.

     The Compensation Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an eligible person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option shall become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not

                                     22

be transferred by the grantee other than by will or the laws of descent and distribution.

     Restricted Stock Awards. The Compensation Committee may award shares of restricted stock ("Restricted Stock"). Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the 1990 Plan. The Compensation Committee shall determine the Eligible Persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.


     The Compensation Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation Committee may determine.

     Restricted Stock awarded under the 1990 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Except for the foregoing restrictions, the grantee shall, even during the Restriction Period, have all of the rights of a stockholder, including the right to receive all dividends declared on, and the right to vote, such shares.

     In order to enforce the foregoing restrictions, the 1990 Plan requires that all shares of Restricted Stock awarded to the grantee remain in the physical custody of the Company until the restrictions on such shares have terminated.

     Deferred Stock Awards. The Compensation Committee may award shares of deferred stock ("Deferred Stock"). Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the 1990 Plan. The Compensation Committee shall determine the Eligible Persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all other terms and conditions of the awards.

     The Compensation Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation Committee may determine.

     Deferred Stock awards granted under the 1990 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Deferral Period.

                                     23

The grantee, as determined by the Compensation Committee, may be paid dividends declared currently or deferred and deemed to be reinvested in additional Deferred Stock. The grantee may request to defer the receipt of an award for an additional specified period. The Compensation Committee may accelerate vesting of all or any part of the Deferred Stock award and/or may waive the deferral limitations for all or any part of a Deferred Stock award.

     If a grantee of an award ceases to be an employee of the Company prior to the expiration of the Deferral Period applicable to all or any part of the Deferred Stock awarded to such grantee, then, all shares of Stock theretofore awarded to the grantee which are still subject to the Deferral Period shall, upon such termination of employment, vest or be forfeited in accordance with the terms and conditions established by the Compensation Committee at the time of grant.

     Other Stock-Based Awards. The Compensation Committee may grant performance shares and shares of stock valued with reference to the performance of the Company or any subsidiary, either alone, in addition to or in tandem with Options, Restricted Stock or Deferred Stock
(collectively "Stock-Based Awards"). Subject to the terms of the 1990 Plan, the Compensation Committee has complete discretion to determine the terms and conditions applicable to Stock-Based Awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

     Shares of stock subject to Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, prior to the date the shares are issued or, if later, the date on which any applicable restriction or performance or deferral period lapses.

Other Terms and Conditions

     Agreements; Transferability. Options, Restricted Stock, Deferred Stock, and Stock-Based Awards granted under the 1990 Plan will be evidenced by agreements consistent with the 1990 Plan in such form as the Compensation Committee may prescribe. Neither the 1990 Plan nor any agreements thereunder confer any right to continued employment upon any holder of an Option, Restricted Stock, Deferred Stock, or Stock-Based Award. Further, all agreements will generally provide that the right to exercise Options or receive Restricted Stock before the expiration of the Restriction Period or Deferred Stock before the expiration of the Deferral Period or to receive payment under Stock-Based Awards, cannot be transferred except by will or the laws of descent and distribution.

     Change of Control Provisions.  In the event of a "Change of Control"

                                     24

(as defined in the 1990 Plan) of the Company, the Compensation Committee may at its discretion do any or all of the following, either at the time an award is made, or at any time prior to or concurrently with such Change of
Control: (i) allow the exercise in full of all outstanding Options and allow such Options to remain exercisable in full until their expiration date, and
(ii) allow for the lapse of all restrictions and deferral limitations on Restricted Stock awards, Deferred Stock awards, and Stock-Based Awards. The Compensation Committee may further change or limit any such awards in any way it deems appropriate and in the Company's best interest.

     Amendments and Termination. The Board may at any time, and from time to time, amend any of the provisions of the 1990 Plan, and may at any time suspend or terminate the 1990 Plan. However, no amendment, pursuant to the terms of the 1990 Plan, shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Common Stock if
(i) it increases the aggregate number of shares of Common Stock which may be issued under the 1990 Plan (except as described under the caption "Adjustment" below), or (ii) the failure to obtain such approval would adversely affect the compliance of the 1990 Plan with the requirements of any applicable law, rule or regulation. The Compensation Committee may amend the terms of any Option or other award theretofore granted under the 1990 Plan. However, subject to the adjustments described below, no such amendment may be made by the Compensation Committee which in any material respect impairs the rights of the participant without the participant's consent.

     Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a 1990 Plan participant or a regular cash dividend), Common
Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 1990 Plan, in the number and option price of shares subject to outstanding Options granted under the 1990 Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and other Stock-Based Awards) granted under the 1990 Plan as may be determined to be appropriate by the Compensation Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Certain Federal Income Tax Consequences of the 1990 Plan

     The following is a brief summary of the Federal income tax aspects of awards made under the 1990 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe foreign, state or local tax consequences.

                                     25

     1. Incentive Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of the grant and one year after the transfer of shares to the participant,
(i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the Options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above,
(i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for those shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options."

     2. Nonqualified Options. Except as noted below, with respect to Nonqualified Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the

                                     26

participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code;
(iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

     If the shares acquired upon exercise of a Nonqualified Option are subject to substantial risk of forfeiture, the participant's and the Company's Federal income tax consequences of the exercise and disposition of the shares will be determined under rules similar to those set forth below under the caption "Restricted Stock."

     3.	Restricted Stock.  A participant who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, over the consideration paid for the Restricted Stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If the participant makes such election and thereafter forfeits the shares, he or she will qualify for a deduction only in an amount equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. With respect to a sale of shares after the forfeiture period has expired where the participant has not made election under Section 83(b), the holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. If the participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of such shares (determined without regard to the restrictions) on the date of transfer. A participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares could subject him or her

                                     27

to a suit under Section 16(b) of the Exchange Act.


     Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation and other applicable limitations under the Code) equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which or with which ends the taxable year of the participant in which such income is included in the participant's gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.


     Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation and other applicable limitations under the Code. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

     4.	Deferred Stock.  A participant who receives an award of Deferred
Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the participant does not make a
Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

     5. Other Stock-Based Awards. The Federal income tax treatment of other Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the nature of and conditions applicable to the award, be taxable as an Option or an award of Restricted Stock.

     Employees who may participate in the 1990 Plan in the future and the amounts and terms of their awards will be determined by the Compensation Committee, in its discretion, as summarized above. Because no such determinations have yet been made, it is not possible to state the terms of any awards which may be granted under the 1990 Plan or the names, positions of, or respective amounts of awards to any individuals who are eligible for awards under the 1990 Plan. There are no agreements or commitments to make any such awards as of the date hereof.

     The closing sales price of the Common Stock on the American Stock Exchange on April 15, 2000 was $4.50.

     Approval and adoption of the 1990 Plan, as amended, requires approval by a majority of votes cast in respect of such proposal at the Meeting, in

                                     28

person or by proxy.

     The Board of Directors unanimously recommends a vote "FOR" the approval and adoption of Proposal II.


                  PROPOSAL III: APPROVAL AND ADOPTION
          OF THE COMPANY'S 1990 DIRECTORS' STOCK OPTION PLAN,
                            AS AMENDED

     In 1990, the Company's stockholders adopted the 1990 Directors' Stock Option Plan (the "Directors' Plan") providing for awards of Common Stock for Outside Directors of the Company.

     The Board of Directors believes that the Company would be at a disadvantage in attracting and retaining qualified and experienced persons to serve on the Board were it limited in its ability to grant stock or stock-related incentive awards. Based on certain reviews it has conducted, the Company believes that the level and amount of awards it has granted in the past are consistent with those of other companies of the Company's size and nature of business. However, as a result of its term, the aforementioned Plan expired as of June 21, 2000.

     In light of the foregoing, the Board of Directors believes that the proposal to extend the Directors' Plan is in the best interests of the Company and its stockholders.

     The Directors' Plan presently authorizes the granting of incentive awards for up to 202,500 shares of Common Stock, subject to adjustments as discussed below. As of April 15, 2000, seven Eligible Directors (defined below) were granted options to purchase a total of 121,116 shares of Common Stock. No other awards have been made under the Directors' Plan. If the Directors' Plan is extended and assuming that all outstanding options (including all unvested and contingent options) are exercised, 75,945 shares of Common Stock would be available for grant through stock option grants, restricted stock awards, deferred stock awards, and other stock-based awards. The purpose of the amendment would be to extend the life of the Directors' Plan for an additional ten years.

     The closing sales price of the Common Stock on the American Stock Exchange on April 25, 2000 was $4.63.

     Approval and adoption of the Directors' Plan, as amended, requires approval by a majority of the votes cast in respect of such proposal at the Meeting, in person or by proxy.

     The Board of Directors unanimously recommends a vote "FOR" the approval and adoption of Proposal III.

     The following summary of the Directors' Plan does not purport to be

                                     29

complete and is subject to and qualified in its entirety by reference to the text of the 1990 Plan, as proposed to be amended, annexed hereto as Exhibit B.

                          SUMMARY OF THE PLAN

Title of Plan and Issuer

The title of the Plan pursuant to which securities are issuable is "The Stephan Co. 1990 Directors' Stock Option Plan". The issuer of the securities offered pursuant to such Plan is The Stephan Co., a Florida corporation. The securities reserved for issuance pursuant to the Plan and offered for sale hereby are up to 202,500 shares of the company's common stock, par value $.0l per share. Participants in the Plan may obtain additional information about the Plan and its administrators by writing to or calling the Company at 1850 West McNab Road, Fort Lauderdale, Florida 33309,(305)971-0600.

Purpose and Eligibility

The purposes of the Plan are to advance the interests of the Company and its stockholders by affording Eligible Directors an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them with additional incentives to achieve the growth objectives of the Company.

Options granted under the Plan may be granted only to directors of the Company who are elected to a regular term as a director and who are not employees or regularly retained consultants of the Company (the "Eligible Directors").
An Eligible Director will be granted Options on the date that he/she is initially elected to the Board and thereafter once in each fiscal year of the Company that he/she is re-elected, on the earlier of June 30 or the date on which the Company's shareholders elect directors at an annual meeting or any adjournment thereof. Eligible Directors on the Effective Date were each granted an Option for 2,000 shares of Common Stock.

Options granted under the Plan do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Effective Date and Term

The Plan became effective on June 21, 1990 and shall continue thereafter until June 21, 2000, unless sooner terminated. See, "Termination" and "Amendments".

Shares Available for Purchase

Under the Plan, an aggregate of up to 202,500 shares of Common Stock are

                                     30

reserved for issuance and purchase by Eligible Directors. These shares will be shares of authorized but unissued Common Stock. However, any shares of Common Stock with respect to which an Option has already been exercised shall not be available again for option under the Plan. If outstanding Options granted under the Plan shall terminate or expire for any reason without being wholly exercised, new Options may be granted covering the unexercised shares subject to such earlier options.

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend:

a) The aggregate number and kind of shares of Common Stock for which Options may be granted will be adjusted appropriately;

b) The rights under outstanding Options, both as to the number of subject shares and the exercise prices, will be adjusted appropriately; and

c) Upon the dissolution or liquidation of the Company or any merger or combination in which the Company is not the surviving corporation, each outstanding option shall terminate, but the optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his option, in whole or in part, without regard to the date on which such option would otherwise have been exercisable.

The above described adjustments and their application will be determined solely by the Board, and any adjustment may provide for the elimination of fractional share interests. In addition, the above described adjustments will apply to any successors of the Company and will be made regardless of the number or type of successive events requiring adjustment.

Administration

The Plan will be administered, at the expense of the Company, by a Stock Option and Compensation Committee appointed by the Board which shall consist of not less than two members of the Board and shall serve at the Board's pleasure (the "Committee"). The Committee may request advice or assistance of or employ any persons it deems necessary for the proper administration of the Plan. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon the Eligible Directors and on all persons claiming

                                    31

rights pursuant to the Plan through Eligible Directors, unless otherwise determined by the Board. For the purposes of the Plan, a quorum of the Committee will consist of a majority of its members. Any action may be taken by the Committee at a duly called meeting, or without a meeting by a written consent signed by all members of the Committee.

The names of the present members of the Committee are set forth on Appendix A hereto. Such members are directors of the Company who are not members of the Company's management. Other than their position as directors of the Company, the members of the Committee do not have any material relationship with the Company, its employees or any affiliates of either. The members of the Committee are selected by the Board and serve at the pleasure of the Board.

Options

Option Grant, Number of Shares and Agreement. Each then Eligible Director as of June 21, 1990 (the "Effective Date") was granted an option to purchase 5,062 shares of Common Stock (such number has been adjusted to four three-for-two stock splits by way of stock dividend). Thereafter, on each Date of Grant (as hereinafter defined) each Eligible Director has been and will be automatically granted an option to purchase 5,062 shares of Common Stock (as such number has and may be adjusted for certain events). Each option so granted shall be evidenced by a written stock option agreement, dated as of the Date of Grant and executed by the Company and the optionee, stating the Option's duration, time of exercise and exercise price. The terms and conditions of the Option must be consistent with the Plan.

Exercise Price. The exercise price for the Common Stock subject to each option will be the Fair Market Value (as hereinafter defined) of the Common Stock on its Date of Grant.

As used herein and with respect to the Plan, "Date of Grant" shall mean the Effective Date, the date an Eligible Director is initially elected to the Board and for each respective fiscal year of the Company thereafter the earlier of: (i) June 30, or (ii) the date on which the shareholders of the Company shall elect directors at an annual meeting of such shareholders or any adjournment thereof.

As used herein and with respect to the Plan, the "Fair Market Value" of a share of Common Stock on any business day means: (a) if the principal market for the Common Stock is the Boston Stock Exchange, any other national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, (b) if the principal market for the Common Stock is not a national securities exchange or the National Market System

                                     32

and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the mean between the closing bid and the closing asked prices for the Common Stock on such days quoted on such System, or (c) if the principal market for the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc. However, if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Company by any method which it deems appropriate. Any determination of the Company will be conclusive as to the Fair Market Value of the Common Stock.

Exercise Period. The period for the exercise of each option will commence on the Date of Grant and expire on the fifth anniversary thereof (the "Exercise Period"), whether or not the Eligible Director continues to serve as a director.

Option Exercise.

(a)	Any other Option granted under the Plan became or will become exercisable in full on the first anniversary of its Date of Grant. However, if an Eligible Director has voluntarily resigned, or been removed "for cause", as a member of the Board on or prior to the first anniversary of the Date of Grant, his option will automatically terminate. An Option will remain exercisable at all times during the Exercise Period, regardless of whether the optionee thereafter continues to serve as a member of the Board.

(b) An Option may be exercised at any time during the Exercise Period as to any or all whole shares which become exercisable, but not as to less than 25 shares of Common Stock unless all of the remaining shares of Common Stock that are exercisable number less than 25. The exercise price must be paid in full in cash upon the exercise of the Option. The holder of an option shall not have any of the rights of a stockholder of the Company with respect to the shares of Common Stock subject to the option until such shares of Common Stock have been issued or transferred to him upon the exercise of his Option.

(c) An Option is to be exercised by delivering written notice of its exercise to the Company, along with cash payment of the full amount of the exercise price for the shares of Common Stock covered by the Option. Prior to the issuance of a certificate representing the shares of Common Stock obtained pursuant to an Option exercise, the optionee must also pay to the Company in cash the full amount of any Federal and state withholding or other employment taxes applicable to the taxable income of such optionee resulting from the exercise.

                                     33

Non-transferability of Option. Options may not be transferred by an optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed). In the event of the death of an optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.

Options Granted.

As of the date hereof, Options covering 121,116 shares of Common Stock have been granted to all Eligible Directors, past and present. The closing sales price of the Common Stock, as reported by the American Stock Exchange, on April 15, 2000 was $4.63.

Each of the Eligible Directors who has been granted Options has agreed not to sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock underlying such options for a period of one year after the date of their exercise.

Other Plan Information

The Plan does not permit an Eligible Director to hypothecate or pledge his interest, or any portion thereof, in the Plan. The Company believes that no person has or may create a lien on any funds or securities held under the Plan pursuant to the terms of the Plan or of any contract in connection with it.

After an Eligible Director has purchased shares of Common Stock pursuant to the Plan, he may resell such shares without restriction, except for any applicable Federal or state securities law restrictions. See, "GENERAL INFORMATION" above.

Other than any reports and other information required pursuant to Rule 428 under the Securities Act, the Company will not provide any regular reports to Eligible Directors with respect to the Plan.

All shares of Common Stock purchased, or deemed to be purchased, by an Eligible Director shall be acquired directly from the Company. No fees, commissions or other charges shall be required to be paid by an Eligible Director in connection with any such purchase to any person, including any person affiliated with the Company or any person having a material relationship with the Company. The entire exercise price for the shares of Common Stock acquired by an Eligible Director shall be directed to the Company.

The intent of the Plan is to comply with the rules promulgated under Section 16 of the Exchange Act, including preservation of the status of the participants as disinterested persons for purposes of the Company's other

                                    34

employee stock and benefit plans. The Board is empowered under the Plan to make any amendment it deems advisable, without requiring further shareholder approval, including any amendments required in order to comply with the rules under Section 16 of the Exchange Act. See, "Amendments"


Termination

The Plan became effective on the Effective Date and will continue until its termination. Unless sooner terminated, the Plan will terminate on June 21, 2000 and no further Options may be granted thereunder after such date.
See also, "Amendments".

Amendments

The Board may at any time terminate the Plan, and may at any time and, in any respect, amend or modify the Plan.

Tax Aspects of the Plan

The following summary of the Federal income tax consequences of the grant of Options to purchase and of the purchase and sale of shares of Common Stock acquired pursuant to Options granted under the Plan is general, does not apply to all specific transactions that may occur and does not purport to be complete. For advice as to specific transactions, each Eligible Director should consult his or her own tax advisor. In addition, Eligible Directors should consider the state, local and foreign tax consequences of participating in the Plan and the effect, if any, of gift, estate and inheritance taxes.

Any option granted under the Plan is not intended to qualify as an "incentive stock option", as that term is defined in Section 422 of the Code. Neither the optionholder nor the Company will incur any Federal income tax consequences on the grant of an Option under the Plan. On the "Income Recognition Date," as defined below, the optionholder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common Stock on the Income Recognition Date over the exercise price. The "Income Recognition Date" for shares of Common Stock received upon exercise of an Option is generally the date six months after exercise, unless the optionholder elects to recognize income as of the date of transfer by making an election, under section 83(b) of the Code, within 30 days of the transfer of the shares, in which case the Income Recognition Date is the date of transfer.

On a subsequent sale of any shares of Common Stock obtained upon the exercise of an option, the optionholder will recognize capital gain or loss equal to the difference, if any, between the amount realized and his or her tax basis in the shares. Such capital gain or loss will be a long-term gain or loss

                                     35

if the sale occurs more than one year after the Income Recognition Date and a short-term capital gain or loss if the sale occurs one year or less after the Income Recognition Date. The tax basis of the shares, for purposes of computing gain or loss, will be the sum of the exercise price and the amount of ordinary income recognized on the Income Recognition Date.

The Company will qualify for a deduction for Federal income tax purposes in its taxable year in which or with which ends the taxable year of the optionholder in which such income is included in his/her gross income.
The Company's deduction will equal the ordinary compensation income recognized by the optionholder, to the extent that such income is considered reasonable compensation under the Code.

LEGAL MATTERS

Legal matters in connection with the issuance of the shares of Common Stock offered hereby will be passed upon for the Company by Bert Sager, Esq., special counsel to the Company.

EXPERTS

The financial statements of the Company appearing in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, which are incorporated by reference in the Company's Registration Statement, have been audited by David A. Spiegel, C.P.A., the Company's independent public accountant for the periods indicated in his report included in such Annual Report on Form 10-K, and are hereby incorporated by reference herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

Names of the members of the Company's Compensation Committee regulating the 1990 Directors' Stock Option Plan:

1.	John DePinto

2.	Shouky Shaheen

3. Leonard Genovese


                                     36






                                 EXHIBIT A

                              THE STEPHAN CO.

                  1990 Key Employee Stock Incentive Plan
                As Amended, July 15, 1994, April 12, 1996
                          and February 19, 1997

Section 1.  Purpose; Definitions.

The purpose of The Stephan Co. 1990 Key Employee Stock Incentive Plan (the "Plan") is to enable The Stephan Co. to offer to its key employees and to key employees of its subsidiaries, long term performance-based stock and/or other equity interests in The Stephan Co. thereby enhancing its ability to attract, retain and reward such key employees, and to increase the mutuality of interests between those employees and the stockholders of The Stephan
Co. The various types of long-term incentive awards which may be provided under the Plan will enable The Stephan Co. to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

For purposes of the Plan, the following terms shall be defined as set forth herein:

(a)     "Board" means the Board of Directors of The Stephan Co.

(b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(c) "Committee" means the Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

(d) "Company" means The Stephan Co., a corporation organized under the laws of the state of Florida.

(e) "Deferred Stock" means stock to be received, under an award made pursuant to Section 7 hereof, at the end of a specified deferral period.

(f) "Disability" means disability as determined under procedures established by the Committee for purpose of the Plan.

(g) "Early Retirement" means retirement from active employment with the Company or any subsidiary prior to age 65.

(h) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System,

                                     37

the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) hereof, such price as the Committee shall determine.

(i) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(j) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(k) "Normal Retirement" means retirement from active employment with the Company or any subsidiary on or after age 65.

(l) "Other Stock-Based Award" means an award under Section 8 hereof that is valued in whole or in part by reference to, or is otherwise based on, stock.

(m) "Plan" means this The Stephan Co. 1990 Key Employee Stock Incentive Plan, as hereinafter amended from time to time.

(n) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 hereof, that is subject to restrictions under said
Section 6.

(o)     "Retirement" means normal retirement or early retirement.

(p) "Stock" means the Common Stock of the Company, par value $.01 per share.

(q) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(r) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2.  Administration

The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect from time to time, or with the requirements of any other applicable law, rule or regulation.

                                     38

The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4 hereof:
(i) Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) other Stock-Based Awards.

For purposes of illustration and not of limitation, the Committee shall have the authority (subject to express provisions of this plan):

(i) to select the officers and other key employees of the Company or any Subsidiary to whom Stock Options, Restricted Stock and/or other Stock-Based Awards may from time to time be granted hereunder;

(ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible employees;

(iii) to determine the number of shares to be covered by each award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration, or forfeiture provisions, as the Committee shall determine);

(v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company or any Subsidiary outside of this Plan;

(vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the participant; and

(vii) to substitute (A) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or certain other less favorable terms, and (B) new awards of any type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating

                                     39

thereto), and to otherwise supervise the administration of the Plan.


Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Plan participants.

Section 3.  Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 870,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Restricted Stock, Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award terminates without a payment being made to the participant in the form of cash and/or Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement or rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4.  Eligibility

Officers and key employees of the Company or any Subsidiary (but excluding members of the Committee and any director who receives options under a directors' stock option plan) who are at the time of the grant of an award nder this Plan employed by the Company or any Subsidiary and who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company or any Subsidiary, are eligible to granted Options and awards under the Plan. Eligibility under the Plan shall be determined by the Committee.

                                     40


Section 5.  Stock Options

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (I) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Committee may from time to time approve. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under
Section 422.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (i)	Option Price.	The option price per share of Stock purchasable under
a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the
Code) of the Fair Market Value of the Stock at the time of grant.

     (ii)	Option Term.	The term of each Stock Option shall be fixed by the
Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10%
Stockholder) after the date on which the Option is granted and no Non-
Qualified Stock Option shall be exercisable more than ten years and one day after the date on which the option is granted.

     (iii)	Exercisability.	Stock Options shall be exercisable at such time
or times and subject to such terms and conditions as shall be determined by the Committee at the time of the grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Committee at or after the time of grant, no Stock Options shall be exercisable prior to the first anniversary date of the grant of the Option.

                                     41

If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

     (iv)	Method of Exercise.	Subject to whatever installment, exercise and
waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.  Such notice shall be accompanied by payment in full of he purchase price, which shall be (i) in cash; (ii)
unless otherwise provided in the Stock Option Agreement referred to in
Section 5(b) (xii) below, in whole shares of Stock which are already owned by the holder of the Option; (iii) unless otherwise provided in the Stock
Option agreement referred to in Section 5(b) (xii) below, in whole shares of stock which are already owned by the holder of the Option; (iii) unless otherwise provided in the Stock Option agreement referred to in Section
5(b)(xii) below, partly in cash and partly in such Stock; or (iv) any other form of consideration which has been approved by the Committee, including any approved cashless exercise mechanism (including, if so approved, by means of irrevocable broker's instruction letter and of the application of a specified portion of the shares of Stock issuable upon exercise of a Stock
Option as payment of the exercise price therefor).  Cash payments shall be made by wire transfer, certified bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised by payment of cash until the
Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.  Payment in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise)
shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto the Company, free of any liens or encumbrances.  The right to deliver in full or partial payment of the exercise price of a Stock Option any consideration other than cash shall be limited to such frequency and/or amount as the Committee shall determine in its sole and absolute discretion.  Except as otherwise expressly provided in this Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary.  The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the holder upon the exercise of the Option.

     (v)	Transferability; Exercisability.	No Stock Option shall be

                                     42

transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (vi)	Termination by Reason of Death.	 Subject to Section 5(b)(x) below,
if an optionee's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

     (vii)	Termination by Reason of Disability.	 Subject to Section 5(b)(x)
below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee shall specify at the time of grant), from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Committee shall specify at the time of the grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (viii)  Termination by Reason of Retirement.	Subject to Section 5(b)(x)
below, if an optionee's employment by the Company or a Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter by exercised by the optionee for a period of three years (or such other period as the Committee may specify at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter;
provided, however, that if the optionee dies within such three year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary

                                     43

terminates by reason of Early Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of one (1) year (or such longer period as the Committee may specify at the time of grant, but in no event more than three (3) years) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (ix)	Other Termination.	Subject to the provisions of Section 12(g)
below and unless otherwise determined by the Committee at the time of grant, if an optionee's employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or a Subsidiary without cause, such Stock Option may be exercised for the lesser of three months after termination of employment or the balance of such Option's term.

     (x)	Additional Incentive Stock Option Limitation.  In the case of an
Incentive Stock Option, the amount of aggregate Fair Market Value of
Stock (determined at the time of grant of the Option) with respect which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiary corporations, as defined in Sections 424(e) and (f) of the Code) shall not exceed $100,000.

     (xi)	Buyout and Settlement Provisions.  The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the optionee at the time that the offer is made.

     (xii)	Stock Option Agreement.  Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6.  Restricted Stock.

(a)	Grant and Exercise.  Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the number of shares to be awarded, the price (if any) that will be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may

                                     44

determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

     (i) Issuance; Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions
provided in the Plan and the applicable Restricted Stock agreement.   Such
certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

     (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested an with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions

                                     45

during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in the following clause (iv) or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (iii) Expiration of Restriction Period. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions
(A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in the following clause (iv), and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that have been so forfeited.

     (iv) Restricted Stock Agreement. Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.   Deferred Stock

(a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which Deferred
Stock shall be awarded, the number of shares of Deferred
Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of the awards. The Committee may condition the grant of Deferred
Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

(b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

     (i) Transferability. Subject to the provisions of this Plan, and the award agreement referred to in Section 7 (b)
(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares

                                     46

covered by the Deferred Stock award.

     (ii) Dividends. As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

     (iii) Termination of Employment. Subject to the provisions of the award agreement and this Section 7 and
Section 12(g) below, upon termination of a participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional
Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

     (iv) Modification by Committee. The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

    	(v) Waiver of Deferral Limitations. In the event of hardship or other special circumstances of a participant whose employment with the Company or any Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the award agreement referred to in Section
7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

     (vi) Request for Modification. A participant may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the
"Additional Deferral Period"). Subject to any exceptions adopted by the
Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

     (vii) Deferred Stock Agreement. Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.  Other Stock-Based Awards.

(a) Grant and Exercise. Other Stock-Based Awards which may include performance shares, and shares valued by reference to the performance of the Company or any Subsidiary, any be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or

                                    47

Deferred Stock.

The Committee shall determine the eligible persons to whom and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following term and conditions:

    (i) Transferability. Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (ii)  Dividends.  The recipient of any other Stock-
Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The
Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional stock.

     (iii)  Vesting.  Any Other Stock-Based Award and any
Stock covered by an Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee.

     (iv)  Disability; Death.  In the event of a
participant's Retirement, Disability or death, or in case of special circumstances, the Committee may waive in whole or in part any or all of the limitations imposed hereunder
(if any) with respect to any or all of an Other Stock-Based
Award.

     (v)  Other Stock-Based Award Agreement.  Each Other
Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9.  Change in Control Provisions.

(a) A "Change in Control" shall be deemed to have occurred on the tenth day after:

     (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than 20% of the then outstanding

                                    48

shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

     (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Act for any class of the Company's capital stock; or

     (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation, pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company, or
(C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

(b) In the event of a "Change of Control" as defined in subsection (a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a "Change of Control":

     (i) all outstanding Stock Options, which have been outstanding for at least six months, shall become exercisable in full, whether or not otherwise exercisable at such time, any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

    	(ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and other Stock-Based awards granted under the Plan shall lapse.

Section 10.  Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, an may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been

                                   49

duly approved by the holders of the outstanding shares of Stock if (a) it increases the aggregate number of shares of Stock which are available pursuant to the Plan, (except as provided in Section 3 above) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange
Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Committee may amend the terms of any Stock
Option or other award theretofore granted under the Plan;
provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

Section 11.  Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee rights that are greater than those of a general creditor of the Company.

Section 12.  General Provisions.

(a) Investment Representations; Legend. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of stock delivered under the Plan shall be subject to such stop transfer order and other restrictions as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

(b) Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to

                                    50

continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

(d) Payment of Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the participant with respect to any option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

(e) Applicable Law. The Plan and all awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Florida
(without regard to choice of law provisions).

(f) Compensation. Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by a specific reference in any such other plan to awards under this Plan).

(g) Leave of Absence; Change of Employment. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Subsidiary.

(h) Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

                                     51

(i) Securities Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (I) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

(j) Conflict of Plan with Certain Laws. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under he Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the
Code, then such term or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3 and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under
Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k)  Termination for Failure to Execute Agreement.  The
Committee may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the participant for his or her execution.

Section 13.  Effective Date of Plan.

The Plan shall be effective as of April 16, 1990, subject to the approval of the Plan by the holders of the Company's Stock at a meeting of stockholders held within one year after the effective date. Any grants of Stock Options or awards under the Plan prior to such approval shall be effective when made (unless therwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no Stock Options may be exercised, and no awards of Restricted Stock, Deferred Stock or other Stock-Based Awards shall best or otherwise become free or restrictions, prior to such approval).

Section 14.  Term of Plan.

No Stock Option, Restricted Stock Award, Deferred Stock or
Other Stock-Based Award shall be granted pursuant to the Plan on of after the tenth anniversary of the effective date, but awards granted prior to such tenth anniversary may extend beyond that date.

                                    52

                           EXHIBIT B

                        THE STEPHAN CO.
              1990 DIRECTORS' STOCK OPTION PLAN

                           ARTICLE I

                          DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

(a)  "Board" shall mean the Board of Directors of the Company.

(b)  "Company" shall mean The Stephan Co.

(c) "Date of Grant" shall mean the Effective Date of the Plan, the date an Eligible Director is initially elected to the Board of Directors and for each respective fiscal year of the Company thereafter the earlier of: (i) each June 30, or
(ii) the date on which the Stockholders of the Company shall elect directors at an Annual Meeting of such Stockholders or any adjournment thereof.

(d) Fair Market Value: As said term is used in the Plan, the "Fair Market Value" of a share of Stock on any day means:
(a) if the principal market for the Stock is the Boston
Stock Exchange, any other national securities exchange or the NASDAQ National Market System, the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted in the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such System, or (c) if the principal market for the Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Company by any method which it deems to be appropriate. The determination of the Company shall be conclusive as to the Fair Market Value of the Stock.

(e) "Effective Date of the Plan" shall mean the date of adoption by the stockholders of the Company.

                                    53

(f) "Eligible Director" shall mean any Director of the Company who is not an employee or regularly retained consultant of the Company.

(g) "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of
Article V hereof.

(h) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

(i) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option
Agreement.

(j) "Plan" shall mean the Common Stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

(k) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

                           ARTICLE II

                            THE PLAN

     2.1	Name.	This Plan shall be known as "The Stephan
Co. 1990 Directors' Stock Option Plan."

     2.2	Purpose.  The purpose of the Plan is to advance
the interests of the Company and its Stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

    2.3 Effective Date. The Effective Date of the Plan is the date of adoption by the stockholders of the Company.

    2.4	Termination Date.  The Plan shall terminate and no
further Options shall be granted hereunder upon the tenth anniversary of the Effective Date of the Plan.


                           ARTICLE III

                           PARTICIPANTS

     Each Eligible Director shall participate in the Plan, provided that he is elected to a regular term as such a

                                    54

member at an Annual Meeting of Stockholders, or any adjournment thereof.


                           ARTICLE IV

                SHARES OF STOCK SUBJECT TO PLAN

     4.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 202,500 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued or shares issued and later acquired by the Company; provided, however, the shares of Stock with respect to which an Option has been exercised shall not again be subject to an Option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

     4.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, reclassification, combination of shares, stock split or stock dividend:

     (a) The aggregate number and kind of shares of Stock for which Options may be granted hereunder shall be adjusted appropriately;

     (b) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

     (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 and 5.6.

The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

                                    55

                           ARTICLE V

                            OPTIONS

     5.1 Option Grant, Number of Shares and Agreement.
Each Eligible Director, as of the Effective Date, shall automatically be granted an option to purchase 5,062 shares of Stock. Thereafter, on each Date of Grant, each Eligible
Director shall automatically be granted an Option to purchase 5,062 shares of Stock. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company, and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

     5.2 Option Price. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

     5.3 Exercise Period. The period for the exercise of each Option shall expire on the fifth anniversary of the Date of Grant.

5.4	Option Exercise.

     (a) Any option granted under the Plan shall become exercisable in full on the first anniversary of the Date of Grant, provided that the Eligible Director has not voluntarily resigned, or been removed "for cause", as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant. An Option shall remain exercisable after its exercise date at all times during the Exercise Period, regardless of whether the Optionee thereafter continued to serve as a member of the Board.

     (b) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 25 shares of stock unless the remaining shares of Stock that are so exercisable are less than 25 shares of Stock. The Option price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

     (c) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its

                                    56

principal office, and by cash payment to the Company at said office of the full amount of the Option price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.


     5.5 Non-transferability of Option. Options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.


                           ARTICLE VI

                      STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Corporation, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.


                           ARTICLE VII

         TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan.


                          ARTICLE VIII

            RELATIONSHIP TO OTHER COMPENSATION PLANS

	The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in

                                    57

effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                            ARTICLE IX

                          MISCELLANEOUS

          9.1	Plan Binding on Successors.  The Plan shall
be binding upon the successors and assigns of the Company.

          9.2	Singular, Plural; Gender.  Whenever used
herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the female gender.

          9.3	Headings etc., Not Part of Plan.  Headings of
articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.




                          THE STEPHAN CO.

                        FIRST AMENDMENT TO
               1990 DIRECTORS' STOCK OPTION PLAN

     WHEREAS, the Board of Directors of The Stephan Co. (the
"Company") adopted the Company's 1990 Directors' Stock
Option Plan (the "Plan"), effective June 21, 1990; and

     WHEREAS, the Company's Board has determined that it is necessary to amend the Plan in order to comply with certain amendments to Rule 16b-3 promulgated pursuant to the Securities and Exchange Act of 1934,

     NOW, THEREFORE, the Plan is hereby amended as follows:

          1. Amendment to Article VII. Article VII of the Plan is hereby amended to read as follows:

              "The Board may at any time terminate the Plan. The Plan may not be amended more than once every six months, other than to comport with changes to the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder."

          2.	No Further Amendments.  The amendment set
forth above shall be effective as of the date it is formally approved by the Company's Board of Directors. Except as expressly amended hereby, all provisions of the Plan shall continue in full force and effect from and after the date hereof.

                                    58


INDEPENDENT AUDITORS

     Pursuant to a recommendation of the Audit Committee, the Board of Directors has selected and retained the firm of Deloitte & Touche to act as independent certified public accountants for the Company for the 2000 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

OTHER MATTERS

     At the date of this proxy statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote all proxies on such matter(s) in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

     In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its shareholders that it did not receive by January 19, 2000 notice of any proposed matter to be submitted for stockholder vote at the Meeting, and therefore any proxies received in respect of the meeting will be voted in the discretion of the Company's management on other matters which may properly come before the Meeting.

     The Company further notifies its shareholders that if the Company does not receive notice by January 19, 2001 of a proposed matter to be submitted for stockholder vote at the 2001 Annual Meeting of Stockholders, then any proxies held by members of the Company's management in respect of such meeting may be voted at the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such meeting.

     Any proposal which is intended to be presented by any stockholder for action at the 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 1850 West McNab Road, Fort Lauderdale, Florida 33309, not later than January 19, 2001, in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders.

 				By Order of the Board of Directors


				Peter Ferola
				Secretary

Dated: June, 2000

                                     59